UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-41495	87-0613716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 388-8908

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INLX	NYSE American

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2025, Graphic Sciences, Inc. (“GSI”), a wholly-owned subsidiary of Intellinetics, Inc. (the “Company”) entered into a 5-year renewal contract to provide services to the State of Michigan pursuant to the State of Michigan’s Standard Contract Terms, with an initial effective date of June 1, 2025 and expiring on May 30, 2030, unless earlier terminated in accordance with its terms (the “Michigan Contract”). Pursuant to the Michigan Contract, the various subdivisions, agencies, and municipalities within the State of Michigan may procure document management services from GSI at a fixed price during the term of the Michigan Contract. As set forth in the Michigan Contract, attached as an exhibit hereto, the estimated contract value over the entire term of the agreement is $42,750,000; however, the State of Michigan may terminate the Michigan Contract for a variety of reasons as set forth therein, and there is no guarantee that all, or any minimum level, of the estimated contract value will be realized by GSI.

The foregoing description of the Michigan Contract is a summary of, and does not purport to be a complete statement of, the Michigan Contract or the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Michigan Contract, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Item 8.01 Other Events

On June 2, 2025, the Company issued a press release disclosing the events set forth in this Report. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 8.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1	State of Michigan Enterprise Procurement Notice of Contract No. 250000000654 between the State of Michigan and Graphic Sciences, Inc., dated May 28, 2025

99.1	Press release issued by the Company, dated June 2, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: June 2, 2025